First Quarter Report

March 31, 2004

NE

STRATTON

MUTUAL FUNDS

Stability·Strategy·Success

First Quarter Report

March 31, 2004

STRATTON

MUTUAL FUNDS

Stability Strategy Success

DEAR FELLOW SHAREHOLDER:

MARKET PSYCHOLOGY

The first quarter GDP, when it is reported, will show healthy growth probably exceeding most economists’ expectations. Quarterly corporate profits are rising sharply. Revenue growth for the S&P 500 companies has averaged a healthy 9.3% for the past four quarters. The recovery is not limited to the United States but is also taking place in Pacific Rim countries and, to a lesser degree, Europe. China, India and the United States are leading the recovery. The federal budget deficit which has been described as a long-term problem should show significant improvement as receipts start growing from incremental profits probably beginning in the third quarter of 2004. This will narrow the deficit from the most pessimistic assumptions. Under more normal circumstances, the usual negative rhetoric from political sources would generally be offset by positive comments coming from corporate managements and stock market analysts about the outlook for companies and industries. However, since the collapse of the technology bubble in 2000 and the passage of the Sarbanes-Oxley Act, both managements and analysts have become ultra cautious. It is an obvious normal reaction to bashing of CEOs and Wall Street who learned the hard way to set the performance hurdles at the lowest possible level. In that way, “you can always clear the bar.”

FEDERAL RESERVE POLICY

The Federal Reserve Board has maintained a policy of historically low interest rates to stimulate the economy and has indicated willingness to maintain that policy as long as inflation remains low and the job market does not show signs of impressive growth. While the Fed policy is stimulating to the economy, it is also distorting asset allocation behavior. It is encouraging individuals to borrow heavily and invest in residential real estate. Low rates are having a negative effect on investors since they must seek alternatives to short-term cash reserves which return virtually nothing and to new bond purchases which face only built in losses when interest rates rise. With the improved jobs outlook, we could see an increase by the Fed as early as the August/September time frame.

INVESTMENT POLICY

The ultimate issue of the direction of stock prices is determined by supply and demand. One of the critical numbers relating to demand is the flow of cash into equity mutual funds. March was the twelfth straight month of inflows into equity mutual funds. In the first two months of 2004, equity funds received $69 billion of new investment which is the second highest period compared to $76 billion in the March/April time frame of 2000 – so much for the dampening effect of the mutual fund scandals. Keep in mind that the first few months of every calendar year are a seasonal period drawing substantial funding of IRAs and 401(k) plans, as well as pension funds. We believe that equities are the security of choice compared to bonds or money markets. We suggest a broad diversification within the equity portfolio including diversification between large-cap and small-cap holdings. Within the industry sectors, those companies that benefit from the weak dollar and the worldwide demand for raw materials should show unusually strong earnings. In most cases these sectors are still under owned by institutional investors. They have not been popular investment categories in recent years.

Sincerely yours,

James W. Stratton

Chairman

April 22, 2004

Past performance is no guarantee of future results. Share prices will fluctuate and you may have a gain or loss when you redeem shares. The Funds are compared to several unmanaged indices. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Growth Fund—Jim Stratton

Q.	In light of rising oil and gasoline prices, what is the Fund’s strategy in Energy stocks?

A.	We believe that the current levels of natural gas and gasoline prices reflect an increasingly severe lack of new domestic capacity. There has not been a new refinery built in the United States for twenty years. Our Energy holdings are 11.7% of the portfolio and are diversified among natural gas – Anadarko Petroleum Corp. (3.1%) and Penn Virginia Corp. (3.1%) (coal also), refining – Valero Energy Corp. (2.8%) and oil/gas/chemicals – Occidental Petroleum Corp. (2.7%). We expect high energy product prices to remain.

Q.	What is your outlook for the Insurance sector where you have 9.2% of Fund assets?

A.	We particularly like the property casualty insurance companies where product price increases have been substantial in recent years. We added Travelers Property Casualty Corp. Class A (2.3%) to the portfolio during this quarter joining The Allstate Corp. (2.3%) and American International Group (1.8%). The property casualty insurance sector is 6.4% of our Fund assets. Pricing discipline is a product of capital restrictions produced by poor managements in the past and external major losses such as medical malpractice and asbestos claims. The companies have exited these money losing business lines. The stock valuations are at historically low levels because Wall Street doesn’t believe the improved profit margins are permanent.

Portfolio holdings are as of 3/31/04, they are subject to change at any time.

FUND HIGHLIGHTS

Stratton Growth Fund

	March 31, 2004	December 31, 2003

Total Net Assets	$59,175,825	$56,748,554

Net Asset Value Per Share	$36.99	$34.69

Shares Outstanding	1,599,753	1,635,991

Portfolio Changes For the Quarter Ended March 31, 2004 (unaudited)

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings

Travelers Property Casualty Corp. Class A (2.3%)	AmerisourceBergen Corp.
Charter One Financial, Inc.
Omnicom Group Inc.
Pitney Bowes Inc.
SPX Corp.

Top Five Industry Categories March 31, 2004 (unaudited)

Distribution	12.3%
Energy	11.7%
Banking/Financial	11.4%
Insurance/Services	9.2%
Homebuilding	9.2%

Ten Largest Holdings March 31, 2004 (unaudited)

	Market Value	Percent of TNA

IKON Office Solutions, Inc.	$5,312,000	9.0%

Commerce Bancorp, Inc. (NJ)	2,635,200	4.4

D.R. Horton, Inc.	2,391,525	4.0

PacifiCare Health Systems, Inc.	2,373,000	4.0

The Pep Boys - Manny, Moe & Jack	1,942,500	3.3

Penn Virginia Corp.	1,818,000	3.1

Anadarko Petroleum Corp.	1,815,100	3.1

Valero Energy Corp.	1,666,888	2.8

Countrywide Financial Corp.	1,630,300	2.8

Centex Corp.	1,621,800	2.7

	$23,206,313	39.2%

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Monthly Dividend REIT Shares—Jim Beers

Q.	How did the Fund perform during the first quarter of 2004?

A.	The first quarter of 2004 was an impressive one for Stratton Monthly Dividend REIT Shares. The Fund had a total return of +11.02%, lagging the Morgan Stanley REIT Index return of +12.05% and the NAREIT Equity Index return of +12.02%. The Fund’s slight under-performance can be attributed to the under-weighting in Shopping Centers and Regional malls which have run-up in price dramatically. We have felt that those areas of the REIT market were particularly overvalued. The portfolio performance can also be attributed to our over-weighting in the Office sector which has lagged the REIT market and is a group that we have felt was undervalued.

Q.	As the Economy begins to improve, how will REITs perform and how will the Fund be affected?

A.	From a long-term perspective, as the Economy improves, the underlying fundamentals of a REIT company should improve. Take for example, the Office sector: as jobs are created more office space is needed which should translate into better earnings within the Office REIT group. An improvement in a company’s earnings increases the stability of the REIT’s dividend. Companies that have stable, above-average dividends are important for the Stratton Monthly Dividend Portfolio.

REIT stock prices tend to move in the opposite direction of interest rates – as rates rise, investors perceive the REIT dividends to be less attractive, and often sell the stocks, putting negative pressure on prices. Over the last several years, while rates on other investments fell, REITs have been an attractive haven for investors hunting for yield. Ironically, interest rates rise because of an improving economic outlook and the fear that the Federal Reserve will increase rates to slow the economic activity to a more manageable pace. So, despite the fact that the underlying businesses of the REITs are improving, the stock prices tend to suffer.

The income advantage of REITs to bonds and to the S&P 500 remains significant. We believe that utilizing REITs to provide income and their use as a bond substitute continues to be a sound investment strategy. Investors should continue to view their REIT holdings as one component of a larger investment allocation program.

Real Estate Funds may be subject to a higher degree of market risk because of concentration in a specific industry or geographic sector. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers.

Unmanaged indices are not available for direct investment.

FUND HIGHLIGHTS

Stratton Monthly Dividend REIT Shares

	March 31, 2004	December 31, 2003

Total Net Assets	$238,230,474	$204,833,245

Net Asset Value Per Share	$35.97	$32.86

Shares Outstanding	6,623,929	6,233,175

Portfolio Changes For the Quarter Ended March 31, 2004 (unaudited)

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings

Amli Residential Properties Trust (1.1%)	Innkeepers USA Trust
iStar Financial Inc. (2.0%)	Pennsylvania Real Estate Investment Trust
Sovran Self Storage, Inc. (1.7%)

Top Five Industry Categories March 31, 2004 (unaudited)

Office	25.2%
Health Care	17.4%
Apartments	15.0%
Diversified	9.5%
Regional Malls	9.0%

Ten Largest Holdings March 31, 2004 (unaudited)

	Market Value	Percent of TNA

New Plan Excel Realty Trust	$8,205,000	3.4%

Heritage Property Investment Trust	8,086,000	3.4

Glimcher Realty Trust	7,994,500	3.4

Health Care REIT, Inc.	7,714,000	3.2

First Industrial Realty Trust, Inc.	7,663,000	3.2

Liberty Property Trust	7,519,500	3.2

Glenborough Realty Trust Inc.	7,259,280	3.1

Equity Office Properties Trust	7,222,500	3.0

The Mills Corp.	7,194,150	3.0

Arden Realty, Inc.	7,112,600	3.0

	$75,970,530	31.9%

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Small-Cap Value Fund—Jerry Van Horn

Q.	How did the Fund perform during the first quarter of 2004?

A.	For the first quarter of 2004, Stratton Small-Cap Value Fund posted a return of +6.6% compared to the Russell 2000 Index return of +6.3% and the Russell 2000 Value Index return of +6.9%. Small-cap stocks continued to lead the broad market, outperforming large-cap stocks by 4.4%, during the quarter.

Q.	What were the strongest performing sectors in the Fund during the quarter?

A.	The sectors which contributed most to the Fund’s total return during the quarter were Producer Durables, Consumer Discretionary, and Health Care. The Producer Durable sector’s performance was aided by a broad recovery in the Fund’s Homebuilding stocks. The Consumer Discretionary sector was led by strong returns by Fund holdings Take-Two Interactive Software, Inc. (1.9%) and IKON Office Solutions, Inc. (5.6%). The Health Care sector was led by CONMED Corp. (2.2%), Respironics, Inc. (2.4%), and PacifiCare Health Systems, Inc. (3.5%), each returning over 15% during the quarter.

Q.	What trades took place within the portfolio during the first quarter of 2004?

A.	During the first quarter, one new holding was added to the portfolio: Electronics Boutique Holdings Corp. (ELBO) (1.7%). Electronics Boutique is a specialty retailer of video game hardware, software and related products. A well-run company with strong name recognition, Electronics Boutique stands to benefit from the continued strong growth in the video game market.

One holding was eliminated from the portfolio during the first quarter: Scholastic Corp. (SCHL). Scholastic is a global, children’s publishing and media company best known as the publisher of Harry Potter books. Scholastic’s earnings suffered during the company’s fiscal third quarter ended February 2004, mostly due to the negative effect of “do not call lists” on the company’s direct-to-home book business. Due to lack of near-term earnings visibility, the holding was eliminated from the portfolio.

Portfolio holdings are as of 3/31/04, they are subject to change at any time.

Small company stocks are generally riskier than larger company stocks due to greater volatility and less liquidity.

Unmanaged indices are not available for direct investment.

FUND HIGHLIGHTS

Stratton Small-Cap Value Fund

	March 31, 2004	December 31, 2003

Total Net Assets	$68,190,013	$62,184,300

Net Asset Value Per Share	$35.12	$32.96

Shares Outstanding	1,941,686	1,886,667

Portfolio Changes For the Quarter Ended March 31, 2004 (unaudited)

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings

Electronics Boutique Holdings Corp. (1.7%)	Scholastic Corp.

Top Five Industry Categories March 31, 2004 (unaudited)

Homebuilding	15.5%
Consumer Discretionary	14.2%
Health Care	12.8%
Energy	12.1%
Financial Services	9.5%

Ten Largest Holdings March 31, 2004 (unaudited)

	Market Value	Percent of TNA

IKON Office Solutions, Inc.	$3,840,000	5.6%

Hovnanian Enterprises, Inc. Class A	3,365,700	4.9

D.R. Horton, Inc.	3,188,700	4.7

Harman International Industries, Inc.	2,388,000	3.5

PacifiCare Health Systems, Inc.	2,373,000	3.5

M.D.C. Holdings, Inc.	2,023,930	3.0

Penn Virginia Corp.	1,951,320	2.9

Moog Inc. Class A	1,919,250	2.8

Pogo Producing Co.	1,743,060	2.5

Yellow Roadway Corp.	1,683,500	2.5

	$24,476,460	35.9%

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

SCHEDULE OF INVESTMENTS March 31, 2004 (unaudited)

Stratton Growth Fund

	Number of Shares	Market Value
COMMON STOCKS – 92.2%
Banking/Financial – 11.4%
AmSouth Bancorporation	40,000	$940,400
Capital One Financial Corp.	20,000	1,508,600
Comerica, Inc.	10,000	543,200
Commerce Bancorp, Inc. (NJ)	40,000	2,635,200
PNC Financial Services Group	20,000	1,108,400

		6,735,800

Capital Goods – 8.9%
Deere & Co.	20,000	1,386,200
Ingersoll-Rand Co. Class A	15,000	1,014,750
Tyco International Ltd.	50,000	1,432,500
Xerox Corp.†	100,000	1,457,000

		5,290,450

Consumer Durables – 3.5%
Hooker Furniture Corp.	30,000	697,200
Whirlpool Corp.	20,000	1,377,400

		2,074,600

Consumer Services – 4.6%
American Express Co.	21,000	1,088,850
Countrywide Financial Corp.	17,000	1,630,300

		2,719,150

Consumer Staples – 1.7%
Anheuser-Busch Companies, Inc.	20,000	1,020,000

Distribution – 12.3%
IKON Office Solutions, Inc.	415,000	5,312,000
The Pep Boys – Manny, Moe & Jack	70,000	1,942,500

		7,254,500

Energy – 11.7%
Anadarko Petroleum Corp.	35,000	1,815,100
Occidental Petroleum Corp.	35,000	1,611,750
Penn Virginia Corp.	30,000	1,818,000
Valero Energy Corp.	27,800	1,666,888

		6,911,738

Health Care – 7.5%
PacifiCare Health Systems, Inc.†	60,000	2,373,000
Sunrise Senior Living, Inc.†	30,000	1,075,500
Wyeth	26,000	976,300

		4,424,800

	Number of Shares	Market Value
Homebuilding – 9.2%
Centex Corp.	30,000	$1,621,800
D. R. Horton, Inc.	67,500	2,391,525
Lennar Corp. Class A	26,000	1,404,780

		5,418,105

Industrial – 2.1%
Rockwell Automation, Inc.	35,000	1,213,450

Insurance/Services – 9.2%
The Allstate Corp.	30,000	1,363,800
American International Group, Inc.	15,000	1,070,250
Lincoln National Corp.	20,000	946,400
Nationwide Financial Services, Inc.	20,000	721,000
Travelers Property Casualty Corp. Class A	80,000	1,372,000

		5,473,450

Retail – 1.8%
Rite Aid Corp.†	200,000	1,088,000

Technology – 6.4%
AMETEK, Inc.	50,000	1,282,000
C&D Technologies, Inc.	70,000	1,169,700
Hewlett-Packard Co.	40,000	913,600
SunGard Data Systems Inc.†	15,000	411,000

		3,776,300

Utilities – 1.9%
TXU Corp.	40,000	1,146,400

Total Common Stocks (Cost $28,575,368)		54,546,743

Total Investments – 92.2% (Cost $28,575,368*)		54,546,743
Cash and Other Assets Less Liabilities – 7.8%		4,629,082

NET ASSETS – 100.00%		$59,175,825

†	Non-income producing security
*	Aggregate cost for federal income tax purposes is $28,575,368 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$25,971,375

SCHEDULE OF INVESTMENTS March 31, 2004 (unaudited)

Stratton Monthly Dividend REIT Shares

	Number of Shares	Market Value
COMMON STOCKS – 97.0%
Apartments – 15.0%
Amli Residential Properties Trust	90,000	$2,542,500
Apartment Investment & Management Co.	95,000	2,953,550
Archstone-Smith Trust	160,000	4,721,600
Camden Property Trust	60,000	2,697,000
Equity Residential	55,000	1,641,750
Gables Residential Trust	190,000	6,887,500
Mid-America Apartment Communities, Inc.	120,000	4,455,600
Summit Properties, Inc.	217,200	5,180,220
United Dominion Realty Trust, Inc.	240,000	4,708,800

		35,788,520

Diversified – 9.5%
Colonial Properties Trust	165,000	6,732,000
Crescent Real Estate Equities Co.	205,000	3,683,850
iStar Financial Inc.	110,000	4,653,000
Lexington Corporate Properties Trust	115,000	2,505,850
U.S. Restaurant Properties, Inc.	270,000	5,059,800

		22,634,500

Health Care – 17.4%
Health Care Property Investors, Inc.	240,800	6,814,640
Health Care REIT, Inc.	190,000	7,714,000
Healthcare Realty Trust, Inc.	165,000	7,045,500
National Health Investors, Inc.	150,000	4,620,000
Nationwide Health Properties, Inc.	310,000	6,903,700
Universal Health Realty Income Trust	110,000	3,707,000
Ventas, Inc.	165,000	4,534,200

		41,339,040

Industrial – 7.8%
EastGroup Properties, Inc.	140,000	4,970,000
First Industrial Realty Trust, Inc.	194,000	7,663,000
Keystone Property Trust	240,000	5,834,400

		18,467,400

Lodging – 2.2%
Hospitality Properties Trust	35,000	1,624,000
Winston Hotels, Inc.	350,000	3,689,000

		5,313,000

	Number of Shares	Market Value
Net Lease – 2.4%
Commercial Net Lease Realty	295,000	$5,826,250

Office – 25.2%
Arden Realty, Inc.	220,000	7,112,600
Brandywine Realty Trust	212,500	6,491,875
CarrAmerica Realty Corp.	145,000	4,915,500
Equity Office Properties Trust	250,000	7,222,500
Glenborough Realty Trust Inc.	324,800	7,259,280
Highwoods Properties, Inc.	250,000	6,552,500
Liberty Property Trust	167,100	7,519,500
Mack-Cali Realty Corp.	150,000	6,736,500
Reckson Associates Realty Corp.	220,000	6,190,800

		60,001,055

Regional Malls – 9.0%
Glimcher Realty Trust	295,000	7,994,500
The Mills Corp.	135,000	7,194,150
Simon Property Group, Inc.	107,500	6,282,300

		21,470,950

Shopping Centers – 6.8%
Heritage Property Investment Trust	260,000	8,086,000
New Plan Excel Realty Trust	300,000	8,205,000

		16,291,000

Storage – 1.7% Sovran Self Storage, Inc.	95,000	3,968,150

Total Common Stocks (Cost $176,137,349)		231,099,865

Total Investments – 97.0% (Cost $176,137,349*)		231,099,865
Cash and Other Assets Less Liabilities – 3.0%		7,130,609

NET ASSETS – 100.00%		$238,230,474

*	Aggregate cost for federal income tax purposes is $176,137,349 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$55,297,512
Gross unrealized depreciation	(334,996)

Net unrealized appreciation	$54,962,516

SCHEDULE OF INVESTMENTS March 31, 2004 (unaudited)

Stratton Small-Cap Value Fund

	Number of Shares	Market Value
COMMON STOCKS – 95.5%
Aerospace – 2.8%
Moog Inc. Class A†	56,250	$1,919,250

Consumer Discretionary – 14.2%
American Axle & Manufacturing Holdings, Inc.†	30,000	1,105,500
Circuit City Stores, Inc.	100,000	1,130,000
CSS Industries, Inc.	22,500	748,125
Electronics Boutique Holdings Corp.†	40,000	1,174,400
Harman International Industries, Inc.	30,000	2,388,000
Mothers Work, Inc.†	18,000	479,700
Polaris Industries, Inc.	30,000	1,363,200
Take-Two Interactive Software, Inc.†	35,000	1,287,300

		9,676,225

Distribution – 5.6%
IKON Office Solutions, Inc.	300,000	3,840,000

Energy – 12.1%
Cabot Oil & Gas Corp.	50,000	1,528,000
Evergreen Resources, Inc.†	20,000	687,000
Houston Exploration Co.†	36,000	1,610,280
Newfield Exploration Co.†	15,000	718,950
Penn Virginia Corp.	32,200	1,951,320
Pogo Producing Co.	38,000	1,743,060

		8,238,610

Financial Services – 9.5%
Commerce Bancorp, Inc. (NJ)	25,000	1,647,000
Donegal Group Inc. Class B	29,633	591,178
Eaton Vance Corp.	40,000	1,524,800
Selective Insurance Group, Inc.	35,000	1,227,450
Webster Financial Corp.	20,000	1,014,200
WSFS Financial Corp.	10,000	501,700

		6,506,328

Health Care – 12.8%
CONMED Corp.†	50,000	1,477,000
Henry Schein, Inc.†	15,000	1,071,300
NDCHealth Corp.	35,000	950,250
PacifiCare Health Systems, Inc.†	60,000	2,373,000
Respironics, Inc.†	30,000	1,620,600
Sunrise Senior Living, Inc.†	35,000	1,254,750

		8,746,900

Homebuilding – 15.5%
Beazer Homes USA, Inc.	10,000	1,059,100
D.R. Horton, Inc.	90,000	3,188,700
Hovnanian Enterprises, Inc. Class A†	78,000	3,365,700

	Number of Shares	Market Value
Homebuilding – Continued
M/I Homes, Inc.	20,000	$945,600
M.D.C. Holdings, Inc.	28,749	2,023,930

		10,583,030

Materials and Processing – 2.6%
Hercules Inc.†	85,000	975,800
Rock-Tenn Co. Class A	55,000	793,100

		1,768,900

Producer Durables – 6.1%
Cascade Corp.	45,000	913,500
JLG Industries, Inc.	110,000	1,573,000
Terex Corp.†	45,000	1,663,650

		4,150,150

Technology – 9.1%
Anixter International Inc.†	45,000	1,271,250
Bel Fuse, Inc. Class B	40,000	1,309,600
Mentor Graphics Corp.†	50,000	891,000
MICROS Systems, Inc.†	20,000	903,000
OSI Systems, Inc.†	50,000	1,000,000
Technitrol, Inc.†	42,000	789,600

		6,164,450

Transportation – 3.4%
Maritrans Inc.	40,500	636,255
Yellow Roadway Corp.†	50,000	1,683,500

		2,319,755

Utilities – 1.8%
Energen Corp.	30,000	1,237,500

Total Common Stocks (Cost $32,763,906)		65,151,098

Total Investments – 95.5% (Cost $32,763,906*)		65,151,098
Cash and Other Assets Less Liabilities – 4.5%		3,038,915

NET ASSETS – 100.00%		$68,190,013

†	Non-income producing security
*	Aggregate cost for federal income tax purposes is $32,763,906 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$32,405,319
Gross unrealized depreciation	(18,127)

Net unrealized appreciation	$32,387,192

SHAREHOLDER INFORMATION

General Information on the Funds

Requests for a Prospectus, financial information, past performance figures and an application, should be directed to the Funds’ toll free number 1-800-634-5726.

Please visit our web site at www.strattonfunds.com to stay up to date on the Funds’ performance and to learn more about the Funds and the services we offer.

Minimum Investment

The minimum amount for the initial purchase of shares of the Funds is $2,000 each for non-retirement accounts. Subsequent purchases may be made in amounts of $100 or more. There is no minimum amount for initial or subsequent investments in retirement accounts.

Existing Shareholder Account Services

Shareholders seeking information regarding their accounts and other fund services, and shareholders executing redemption requests, should call 1-800-472-4266 or write the transfer agent at the following addresses:

Via First Class Mail

Stratton Mutual Funds

c/o PFPC Inc.

P. O. Box 9801

Providence, RI 02940

Via Overnight Courier

Stratton Mutual Funds

c/o PFPC Inc.

760 Moore Road

King of Prussia, PA 19406

Investment Portfolio Activities

Questions regarding any of the Funds’ investment portfolios should be directed to the Funds’ Advisor:

Stratton Management Company

Plymouth Meeting Executive Campus

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

1-800-578-8261

Please do not send account related correspondence to the Advisor. Doing so may delay the processing of your account related request.

Distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406-1212.

Date of first use, May 2004. This report is to be preceded or accompanied by a Prospectus.

All indices are unmanaged groupings of stock that are not available for investment.

DIRECTORS

Lynne M. Cannon

John J. Lombard, Jr.

Douglas J. MacMaster, Jr.

Merritt N. Rhoad, Jr.

OFFICERS

James W. Stratton

Chairman

Stratton Mutual Funds

John A. Affleck, CFA

President

Stratton Growth Fund

Richard W. Stevens

James W. Stratton

Frank Thomas

James A. Beers

President Stratton

Monthly

Dividend REIT Shares

Gerald M. Van Horn, CFA

President

Stratton Small-Cap Value Fund

Joanne E. Kuzma

Vice President

Patricia L. Sloan

Secretary & Treasurer

Brigid E. Hummel

Assistant Secretary &

Assistant Treasurer

Michelle A. Whalen

Assistant Secretary &

Assistant Treasurer

INVESTMENT ADVISOR

Stratton Management Company

Plymouth Meeting Executive Campus

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

TRANSFER AGENT &

DIVIDEND PAYING AGENT

PFPC Inc.

760 Moore Road

King of Prussia, PA 19406-1212

1-800-472-4266

CUSTODIAN BANK

PFPC Trust Company

The Eastwick Center, 8800 Tinicum Boulevard

Philadelphia, PA 19153

Visit the Stratton Mutual Funds web

site at http://www.strattonfunds.com

STRATTON

MUTUAL FUNDS

Stability Strategy Success